UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      December 27, 2007 (October 11, 2007)
                Date of report (Date of earliest event reported)


                          8888 Acquisition Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
         (State or Other Jurisdiction of Incorporation or Organization)

        000-52251                                          59-234027
(Commission File Number)                       (IRS Employer Identification No.)

                   211 West Wall Street, Midland, Texas 79701
          (Address of Principal Executive Offices, Including Zip Code)

                                 (432) 682-1761
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On October 11, 2007, the sole director of the Registrant by written consent in lieu of meeting authorized the forward split of the Registrant's issued and outstanding common stock on a 100 shares for 1 share basis. As a result of the forward split, the Registrant's issued and outstanding common shares increased from 3,599 shares to 359,900 shares. The effective date of the forward split was October 25, 2007. No action was required on the part of the shareholders to receive the certificates representing the forward split shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           8888 Acquisition Corporation


                                           /s/ Glenn A. Little
December 27, 2007                          ----------------------------------
                                           Glenn A. Little
                                           Chief Executive Officer